EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT
                             ----------------------

        1.     As   collateral   security   for  the  payment  of  any  and  all
indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations of the undersigned, FIRST BANKS, INC., a Missouri corporation ("Debtor"), to INVESTORS OF AMERICA LIMITED PARTNERSHIP, a
                       ------
Nevada limited  partnership  ("Secured Party") evidenced by or arising under the
                               -------------
Revolving Credit Note dated the date hereof, executed by Debtor, and payable to the order of Secured Party in the principal amount of up to $30,000,000.00 (as amended, the "Note") (each, a "Liability;" and collectively, "Liabilities"),
               ----             ---------                         -----------
Debtor hereby pledges and delivers to Secured Party and grants Secured Party a security interest in and a lien upon the following: (a)(i) 100 shares of the common stock of Coast Financial Holdings, Inc., a Florida corporation ("Coast
                                                                           -----
Financial"), and (ii) 100 shares of common stock of The San Francisco Company, a
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Delaware  corporation  ("SF  Company"),  set forth and  described on  Collateral
                                                                      ----------
Schedule #1 attached hereto and incorporated herein by reference  (collectively,
-----------
the "Pledged Shares") and the certificates  representing the Pledged Shares, and
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all dividends, cash, instruments, stock, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all additional shares of any class of capital stock of Coast Financial or SF Company (individually, a "Subsidiary," and collectively, the "Subsidiaries") from time to time acquired by Debtor in any manner (collectively, the "Additional Shares"), and the
                                                  ------------------
certificates  representing  such  Additional  Shares,  and all dividends,  cash, instruments, stock, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Shares, (c) all other rights appurtenant to the property described in clauses (a) and (b) above (including, without limitation, voting rights) and (d) all cash and noncash proceeds of any and all of the foregoing (collectively, the "Collateral"). Certificates representing the Pledged Shares
                     ----------
set forth on  Collateral  Schedule #1  attached  hereto,  accompanied  by proper
              -----------------------
instruments of assignment duly executed in blank by Debtor, are herewith being delivered to Secured Party. Promptly upon Debtor's acquisition of any Additional Shares, Debtor will (i) deliver to Secured Party the certificates representing such Additional Shares together with proper instruments of assignment duly executed in blank by Debtor and (ii) amend Collateral Schedule #1 to include
                                             ------------------------
such Additional Shares.

        2. Debtor hereby covenants and agrees that (a) with respect to all shares of any class of capital stock of either Subsidiary pledged to Secured Party contemporaneously with the execution of or pursuant to this Stock Pledge Agreement (this "Agreement"), or at any time hereafter, if any stock dividends,
                 ---------
stock splits, reclassifications, adjustments or other changes are made in the capital structure of either Subsidiary (whether as a result of a reorganization, recapitalization, share split up, merger, transfer, consolidation or otherwise), all new, additional or substituted securities issued with respect to any of such shares by reason of any such change shall be subject to Secured Party's security interest and immediately delivered to Secured Party, which shall hold such shares or securities so issued as additional Collateral, (b) if any warrants, options or other rights now or hereafter exist with respect to any of the Pledged Shares, any of the Additional Shares or any of the other Collateral, Debtor has and hereafter shall immediately so advise Secured Party of the existence of such warrants, options and rights, all such warrants, options and rights shall be subject to Secured Party's security interest and all stock or securities issued pursuant to the exercise of any such warrant, option or right shall be subject to Secured Party's security interest and immediately delivered to Secured Party, which shall hold such shares or securities as additional Collateral, (c) Debtor shall immediately pledge and deliver to Secured Party any and all shares of any class of capital stock of such Subsidiary now owned or hereafter acquired by Debtor and (d) Debtor shall not, without the prior written consent of Secured Party, (i) sell, assign or otherwise transfer or pledge any of the Pledged Shares, any of the Additional Shares or any of the other Collateral, (ii) create or permit any other lien or encumbrance upon, or any other security interest in, any of the Pledged Shares, any of the Additional Shares or any of the other Collateral or (iii) grant any option or right with respect to any of the Pledged Shares, any of the Additional Shares or any of the other Collateral.

        3.     Debtor hereby represents and warrants to Secured Party that:

               (a) Debtor is the sole legal, beneficial and record owner of all of the Collateral pledged hereunder and none of the Collateral pledged hereunder is or will be subject to any security interests, liens, encumbrances, charges, claims, warrants, options, proxies, restrictions on transfer, resale or other disposition, restrictions on voting rights, preferences and/or other preferential arrangements of any kind or nature whatsoever (except those in favor of Secured Party under this Agreement);

               (b) the Pledged Shares have been duly authorized and validly issued by the applicable Subsidiary and are fully paid and non-assessable;

               (c) Debtor has all requisite corporate power and authority to (i) pledge, assign, grant a security interest in, transfer and deliver the Collateral to Secured Party in the manner hereby done or contemplated and (ii) execute, deliver and perform all of its obligations under this Agreement;

               (d) this Agreement has been duly authorized, executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms;

               (e) no consent, approval, authorization or other order of any governmental or regulatory agency, authority, body or official or any other third party is or will be required for (i) the execution, delivery and/or performance of this Agreement by Debtor or the delivery by Debtor of the Collateral to Secured Party as provided herein or (ii) the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

               (f) the execution, delivery and performance by Debtor of this Agreement do not and will not (i) violate any provision of the Articles of Incorporation or Bylaws of Debtor or any law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Debtor, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, document or instrument to which Debtor is a party or by which it or its properties may be bound or affected, or (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the property or assets of Debtor (other than in favor of Secured Party as provided for in this Agreement);

               (g) upon the execution of this Agreement, Secured Party will have a valid and enforceable security interest in the Collateral. So long as Secured Party has possession of the certificates representing the Pledged Shares, Secured Party's security interest in the Pledged Shares and the proceeds thereof will be perfected and have a first priority; and

               (h) the authorized capital of Coast Financial consists solely of 20,000 shares of common stock, $5.00 par value and 5,000,000 shares of preferred stock, $0.01 par value, and the authorized capital stock of SF Company consists solely of 1,000 shares of common stock, $0.10 par value, and no shares of preferred stock. As of the date hereof, (i) there are 100 shares of common stock of Coast Financial and 100 shares of common stock of SF Company issued and outstanding; (ii) Debtor is the sole legal, beneficial and record owner of all of such shares, representing all of the issued and outstanding shares of common stock of Coast Financial and SF Company, respectively; and (iii) the Pledged Shares consist of all of the outstanding shares of capital stock of each of the Subsidiaries. The Pledged Shares are subject to no security interests, liens, encumbrances, warrants, options, proxies, restrictions on transfer, resale or other disposition or restrictions on voting rights (except those in favor of Secured Party). As of the date hereof, there are no warrants or options, or any agreements to issue any warrants or options, outstanding with respect to any class of capital stock of either of the Subsidiaries.

        4. Debtor hereby covenants and agrees that: (a) it will not cause or permit either Subsidiary to (i) authorize or issue any new types, varieties or classes of capital stock or any bonds or debentures, subordinated or otherwise, or any stock warrants or options, (ii) authorize or issue any additional shares of any existing class of capital stock or (iii) declare any stock dividends or stock splits or take any other action which could, directly or indirectly, decrease Debtor's ownership interest in such corporation; and (b) without the prior written consent of Secured Party, (i) it will not cause or permit either Subsidiary to amend or otherwise change its Articles or Certificate of Incorporation or its Bylaws in any manner which could affect any of the voting or other rights of any of the shares of capital stock of such corporation now owned or hereafter acquired by Debtor and (ii) it will not take or cause or permit either Subsidiary to take any other action which could, directly or indirectly, affect the voting rights of Debtor with respect to any shares of capital stock of such corporation now owned or hereafter acquired by Debtor.

        5. So long as no Event of Default (as hereinafter defined) under this Agreement has occurred and is continuing, notwithstanding any other provision of this Agreement to the contrary:

               (a) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the terms of the Note; provided, however, that (i) Debtor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have an adverse effect on the value of the Pledged Shares or any part thereof and (ii) Debtor shall not exercise or refrain from exercising any such right in a manner which would authorize or effect (A) the dissolution or liquidation, in whole or in part, of either Subsidiary, (B) the consolidation or merger of either Subsidiary with or into any corporation or other entity unless such corporation is the surviving entity, (C) the sale, disposition or encumbrance of all or substantially all of the property or assets of either Subsidiary, (D) any change in the authorized capital of either Subsidiary, (E) the issuance of any additional shares of any class of capital stock of either Subsidiary or (F) the alteration of the voting rights with respect to any class of capital stock of either Subsidiary; and

               (b) Debtor shall be entitled to collect and use for its proper corporate purposes all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of Coast Financial or SF Company) paid on the Pledged Shares; provided, however, that until actually paid, all rights to such dividends shall remain subject to the security interest created by this Agreement. All dividends (other than cash dividends governed by the immediately preceding sentence) and all other distributions in respect of any of the Pledged Shares or any of the other Collateral, whenever paid or made, shall be delivered to Secured Party and held by it subject to the security interest created by this Agreement.

        6.     If any one or  more of the  following  events  (each,  an  "Event
                                                                           -----
of Default")  shall occur and be continuing:  (a)  Debtor shall fail to make any
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payment of any  principal of or interest on any of the  Liabilities  as and when the same shall become due and payable taking into account any applicable notice, grace or cure periods, whether by reason of demand, maturity, acceleration or otherwise; (b) Debtor shall fail to perform or observe any term, provision, covenant or agreement contained in this Agreement and any such failure shall remain unremedied for thirty (30) days after the earlier of (i) written notice of default is given to Debtor by Secured Party or (ii) an officer of Debtor obtaining knowledge of such default; (c) any representation or warranty made by Debtor in this Agreement shall prove to be untrue or incorrect in any material respect; (d) if the shares of common stock of either Subsidiary then pledged by Debtor to Secured Party pursuant to this Agreement shall at any time constitute less than all of the then issued and outstanding shares of common stock of such Subsidiary; or (e) any "Event of Default" (as defined therein) shall occur under or within the meaning of the Note; then Secured Party may, at its option, (A) declare the principal of and interest on any or all of the Liabilities to be immediately due and payable, (B) exercise all voting rights with respect to the Collateral, (C) appropriate and apply toward the payment and discharge of any such Liability, moneys on deposit or otherwise held by Secured Party for the account of, to the credit of or belonging to Debtor, (D) sell or cause to be sold any Collateral, (E) have transferred to or registered in the name of Secured Party, or its nominee or nominees, any Collateral and thereafter to exercise all rights with respect thereto as the absolute owner thereof, without notice or liability to Debtor, except to account for money or property actually received by Secured Party; provided, however, that Secured Party may treat all cash proceeds as additional Collateral and such proceeds need not be applied to the reduction of the Liabilities of Debtor unless Secured Party so elects, (F) in Secured Party's name, or in the name of Debtor, demand, sue for, collect and receive money, securities or other property which may at any time be payable or receivable on account of or in exchange for any of the Collateral, or make any compromise or settlement that Secured Party considers desirable with respect thereto or renew or extend the time of payment or otherwise modify the terms of any obligation included in the Collateral; provided, however, that it is expressly agreed that Secured Party shall not be obligated to take any step to preserve rights against prior parties on any of the Collateral, and that reasonable care of the Collateral shall not include the taking of any such step and (G) exercise any or all of the rights and remedies of a Secured Party under the Uniform Commercial Code of the State of Missouri, as from time to time amended (the "Code"), or other applicable law. Any sale of Collateral may be
              ----
made without demand of performance and any requirement of the Code for reasonable notice to Debtor shall be met if such notice is mailed, postage prepaid, to Debtor at its address as it appears herein or as last shown on the records of Secured Party at least five (5) business days before the time of sale, disposition or other event giving rise to the notice. Debtor acknowledges and agrees that it shall be reasonable for Secured Party to sell the Collateral on credit for present or future delivery without any assumption of any credit risk. In case of a public sale, notice published by Secured Party for ten (10) days in a newspaper of general circulation in the City or County where the sale is to be held shall be sufficient. The proceeds of any sale, or sales, of Collateral shall be applied by Secured Party in the following order: (1) to expenses, including attorneys' fees and expenses actually incurred, arising from the enforcement of any of the provisions hereof, or of the Liabilities or of any actual or attempted sale; (2) to the payment or the reduction of any of the Liabilities of Debtor to Secured Party with the right of Secured Party to distribute or allocate such proceeds in such order and manner as Secured Party shall elect, and its determination with respect to such allocation shall be conclusive; and (3) to the payment of any surplus remaining after payment of the amounts mentioned, to Debtor or to whomsoever may be lawfully entitled thereto. If any deficiency arises upon any such sale or sales Debtor agrees to pay the amount of such deficiency promptly upon demand with interest. Notwithstanding that Secured Party may continue to hold the Collateral and regardless of the value thereof, Debtor shall be and remain liable for the payment in full of the principal of and interest on any balance of the Liabilities and expenses at any time unpaid.

        7. Secured Party shall have no duties or obligations with respect to the Collateral except that while the Collateral is in Secured Party's possession, Secured Party's obligation with respect to the same shall be limited to preserving the physical condition of the same.

        8. At any time, whether prior to or after the occurrence of an Event of Default under this Agreement, Secured Party may, at its option, but shall not be obligated to, surrender or deliver, without further liability on the part of Secured Party to account therefor, all or any part of the Collateral to or upon the written order of Debtor, permit substitutions therefor or additions thereto, and accept the receipt of Debtor for any Collateral, or proceeds thereof, which receipt shall be a full and complete discharge of Secured Party with respect to the Collateral so delivered and proceeds so paid. Upon payment in full by Debtor of all Liabilities, Secured Party will deliver to Debtor all certificates and indorsements relating to the Pledged Shares.

        9. The rights and powers of Secured Party under this Agreement (a) are cumulative and do not exclude any other right which Secured Party may have independent of this Agreement and (b) may be exercised or not exercised at the discretion of Secured Party (i) without regard to any rights of Debtor, (ii) without forfeiture or waiver because of any delay in the exercising thereof,
(iii) without imposing any liability on Secured Party for so exercising or failing to exercise and (iv) in the event of a single or partial exercise thereof, without precluding further exercise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder and no waiver shall be construed as a bar to or waiver of any right or remedy in the future. The rights and powers of Secured Party under this Agreement shall inure to the benefit of its successors and assigns and any assignee of any Liability secured hereby. Any and all liabilities and obligations of Debtor under this Agreement shall be binding upon the successors and assigns of Debtor.

        10. Debtor agrees to do such further acts and things and to execute and deliver such additional conveyances, assignments, agreements and instruments (including, but not limited to, one or more financing statements pursuant to the Uniform Commercial Code) as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order to better assure and confirm to Secured Party its rights, powers and remedies hereunder. Effective upon the occurrence of and during the continuance of an Event of Default, Debtor hereby makes, constitutes and appoints Secured Party the true and lawful agent and attorney-in-fact of Debtor with full power of substitution to execute, endorse and deliver such agreements, documents and instruments and to take such other action in the name and on behalf of Debtor as may be necessary or appropriate to carry out the intent of this Agreement, including, without limitation, the grant of the security interest granted under this Agreement, and to perfect and protect the security interest granted to Secured Party in respect of the Collateral and Secured Party's rights created under this Agreement, which power of attorney is irrevocable during the term of this Agreement. Debtor hereby consents and agrees that the issuers of or obligors in respect of the Collateral or any registrar or transfer agent for any of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of Secured Party to effect any transfer pursuant to this Agreement, notwithstanding any other notice or direction or the contrary heretofore or hereafter given by Debtor or any other person (unless consented to in writing by Secured Party) to any such issuers or obligors or to any such registrar or transfer agent.

        11. Except as otherwise specified in this Agreement, any notice, request, demand, consent or other communication under this Agreement shall be in writing and delivered in person, or sent by registered or certified mail, return receipt requested and postage prepaid, or transmitted by facsimile, if to Debtor at 600 James. S. McDonnell Blvd., Hazelwood, MO 63042, Attention: Terrance M. McCarthy or Lisa K. Vansickle, (314) 592-6621 (FAX), or if to Secured Party at 135 N. Meramec, Clayton, MO 63105, Attention: James F. Dierberg, (314) 854-5454
(FAX) and 600 James S. McDonnell Blvd., Hazelwood, MO 63042, Attention:  Marilyn
A. Callahan, (314) 592-6647 (FAX) or at such other address as either party may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered, if delivered in person, on the third (3rd) business day after the day on which mailed, if sent by registered or certified mail, or when with answerback confirmation received if sent by facsimile.

        12. The terms of this Agreement, the pledge of Collateral hereunder and the security interest created by this Agreement are continuing and shall apply to the Liabilities. Debtor may not revoke or terminate this Agreement unless and until (a) all of the Liabilities shall have been indefeasibly paid in full in cash, (b) the Note shall have been terminated and (c) Secured Party shall have no further commitment or obligation to make advances or extend credit to Debtor, whether under the Note or otherwise.

        13. If claim is ever made on Secured Party for repayment or recovery of any amount or amounts received by Secured Party in payment or on account of any of the Liabilities (including payment under a guaranty or from application of collateral) and Secured Party repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over Secured Party or any property of Secured Party or (b) any settlement or compromise of any such claim effected by Secured Party with any such claimant (including, without limitation, Debtor), then and in such event Debtor agrees that any such judgment, decree, order, settlement or compromise shall be binding on Debtor, notwithstanding any cancellation of any note or other instrument or agreement evidencing such Liabilities or of this Agreement, and this Agreement shall continue to be effective or be reinstated, as the case may be, and shall secure the payment of the amount so repaid or recovered to the same extent as if such amount had never originally been received by Secured Party except to the extent such judgment, decree, order, settlement or compromise were caused by the gross negligence or intentional misconduct of Secured Party. This Agreement shall continue to be effective or be reinstated, as the case may be, if (i) at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made or (ii) this Agreement is released in consideration of a payment of money or transfer of property or grant of a security interest by Debtor or any other person or entity and such payment, transfer or grant is rescinded or must otherwise be returned by Secured Party upon the insolvency, bankruptcy or reorganization of such person or entity or otherwise, all as though such payment, transfer or grant had not been made.

        14. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles); provided, however, that the perfection and effect of the perfection or nonperfection of the security interests and liens created by this Agreement shall in all respects be governed, construed, applied and enforced in accordance with the substantive laws of the applicable jurisdictions.

        15. DEBTOR IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE COUNTY OF ST. LOUIS, STATE OF MISSOURI. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE WITH THIS SECTION. DEBTOR AND BY ITS ACKNOWLEDGEMENT BELOW, SECURED PARTY, IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH DEBTOR AND SECURED PARTY ARE PARTIES.

        This Agreement executed by Debtor in favor of Secured Party as of May 15, 2008.





                         (SIGNATURES ON FOLLOWING PAGE)

                                 SIGNATURE PAGE
                             STOCK PLEDGE AGREEMENT




                                   Debtor:

                                   FIRST BANKS, INC.



                                   By: /s/ Terrance M. McCarthy
                                      ------------------------------------------
                                           Terrance M. McCarthy
                                           President and Chief Executive Officer






Acknowledged by and agreed to by Secured Party as of May 15, 2008:

Secured Party:

INVESTORS OF AMERICA LIMITED PARTNERSHIP



By: /s/ James F. Dierberg
   ---------------------------------------------------
        James F. Dierberg
        President of First Securities America, Inc.,
        General Partner of Investors of America Limited Partnership